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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        May 31, 2001
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                                 POWERTEL, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-23102                    58-1944750
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


     1239 O.G. Skinner Drive, West Point, Georgia                  31833
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code      (706) 645-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changes Since Last Report)
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         ITEM 5. OTHER EVENTS

         On May 31, 2001, Powertel, Inc. (formerly Intercel, Inc.), a Delaware corporation (the "Company"), issued notices of redemption to redeem on June 30, 2001 (the "Redemption Date"), all of its outstanding 12% Senior Discount Notes due February 1, 2006 at a redemption price of 106.00% for each Note, together with accrued and unpaid interest to the Redemption Date, and all of its outstanding 12% Senior Discount Notes due May 1, 2006 at a redemption price of 106.00% for each Note, together with accrued and unpaid interest to the Redemption Date. The payment of the redemption price, plus accrued and unpaid interest to the Redemption Date, in respect of the February 2006 Notes and the May 2006 Notes is expected to be made on July 2, 2001, the first business day after the Redemption Date.

         Additional information about the transactions is included in the press release attached hereto as Exhibit 99.1, which was issued on June 6, 2001, the Notice of Redemption relating to the February 2006 Notes attached hereto as
Exhibit 99.2, and the Notice of Redemption relating to the May 2006 Notes attached hereto as Exhibit 99.3, each of which is incorporated herein by reference.

         ITEM 7. EXHIBITS

         (c) Exhibits

                  99.1     Press Release, dated as of June 6, 2001.
                  99.2     Notice of Redemption relating to the February 2006 Notes.
                  99.3     Notice of Redemption relating to the May 2006 Notes.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                POWERTEL, INC.
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                                                 (Registrant)



Date    June 7, 2001           By             /S/ ALAN R. BENDER
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                                                  (Signature)
                                    EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                                  AND SECRETARY



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EXHIBIT LIST

Exhibit No.                Description
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
99.1                       Press Release, dated as of June 6, 2001

99.2 Notice of Redemption, dated as of May 31, 2001, issued by the Company pursuant to the provisions of the Indenture, dated as of February 7, 1996, as supplemented by the First Supplemental Indenture, dated as of June 16, 1998, between the Company and Bankers Trust Company, as trustee

99.3 Notice of Redemption, dated as of May 31, 2001, issued by the Company pursuant to the provisions of the Indenture, dated as of April 19, 1996, as supplemented by the First Supplemental Indenture, dated as of June 16, 1998, between the Company and Bankers Trust Company, as trustee


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